================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)         August 3, 2004

                                PhotoMedex, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-11635                   59-2858100
----------------------------       ----------------          -------------------
(State or other jurisdiction       (Commission File             (IRS Employer
      of incorporation)                 Number)              Identification No.)

147 Keystone Drive, Montgomeryville, Pennsylvania                   18936
-------------------------------------------------            -------------------
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code              215.619.3600

--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

      99.1  Press Release, dated August 3, 2004.


ITEM 9. Regulation FD Disclosure. (Information furnished pursuant to Item 12, Results of Operations and Financial Condition.)

            On August 3, 2004, the Registrant reported its results of operations for its second quarter ended June 30, 2004. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

            The information contained here and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended or be otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.

            We included in our press release certain historical non-GAAP financial measures with respect to the three-month periods ended June 30, 2004 and June 30, 2003, as defined in Regulation G promulgated by the Securities and Exchange Commission. We believe that the presentation of historical non-GAAP financial measures provides useful supplementary information to investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      PhotoMedex, Inc.

                Date: August 3, 2004           By: /s/ Dennis M. McGrath
                                                   -----------------------------
                                                   Dennis M. McGrath
                                                   Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description

   99.1 Press release of PhotoMedex, Inc., dated August 3, 2004, regarding the announcement of the Company's second quarter of 2004 earnings.